Asset Under Development	6 Months Ended
Jun. 30, 2024
Extractive Industries [Abstract]
Asset under development	ASSET UNDER DEVELOPMENT

(in thousands of $)	June 30, 2024	December 31, 2023
Opening asset under development balance	1,562,828	1,152,032
Additions	85,363	338,327
Interest costs capitalized	44,663	72,469
Closing asset under development balance	1,692,854	1,562,828
14.1. Gimi conversion financing

The aggregate conversion cost including financing costs is approximately $1.7 billion of which $700.0 million is funded by the Gimi facility (note 18). As of June 30, 2024, the estimated timing of the outstanding payments is as follows:

(in thousands of $)
Period ending December 31,
2024 (1)	175,937
2025	53,565
Total	229,502
(1) For the six months ending December 31, 2024.

14.2. Gimi LOA

In February 2019, Gimi MS entered into a Lease and Operate Agreement with BP Mauritania Investments Limited (“bp”), Gimi MS and our subsidiary Golar MS Operator S.A.R.L. (the “LOA”) which was subsequently amended on August 3, 2024 (note 23). The LOA provides for the construction and conversion of LNG carrier Gimi to a FLNG, transit, mooring and connection to the upstream project infrastructure (of which bp is the appointed operator), commissioning with the upstream facilities including its floating production, storage and offloading vessel, completing specified acceptance tests, followed by 20 years of commercial operations, commencing on COD.

FLNG Gimi’s departure from the shipyard was postponed from March 2023 to November 2023 to allow for further vessel completion, pre-commissioning and testing work to be completed in the shipyard prior to departure, considering that skills and resources were more accessible in Singapore at the time. FLNG Gimi arrived at the GTA Hub's operating boundary on January 10, 2024 and was securely moored to the Hub on February 20, 2024.

We and bp are required to meet various contractual delivery schedules with delays resulting in contractual prepayments between the parties in advance of COD. Following COD, we will operate and maintain FLNG Gimi and make her capacity exclusively available for the liquefaction of natural gas from the GTA Project and offloading of LNG produced for a period of twenty years. Post COD, the contractual dayrate is comprised of capital and operating elements.

14.3. Gimi LOA pre-commissioning contractual cash flows

As a result of project delays, pre-commissioning contractual cash flows commenced in March 2023 and as of June 30, 2024, Gimi MS recognized $92.6 million of net amounts paid to bp (note 13).
The ongoing contract interpretation dispute regarding certain of these pre-commissioning contractual cash flows continues, regarding amounts payable by bp to Gimi MS. As of June 30, 2024, we remained of the view that Gimi MS is due Project Delay Payments (“PDPs”) from May 2023 from bp, which bp have disputed. To facilitate a mutual resolution, Gimi MS followed the dispute resolution provisions included in the LOA and thereafter initiated arbitration proceedings in respect of the PDPs in August 2023. We consider the contractual PDPs receivable from bp as a contingent gain and no amounts are recognized in our consolidated financial statements as of June 30, 2024. Any amount we may recover will not be reflected in our consolidated financial statements until such time as our claim has been resolved and the amount is realized or realizable. Refer to note 23 for the amended pre-COD contractual cash flows agreed pursuant to the LOA Amendment Deed.